METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED AUGUST 19, 2008 TO

PROSPECTUS DATED APRIL 28, 2008

This Supplement is made as of August 19, 2008 to the Prospectus of Metropolitan Series Fund, Inc. (the “Fund”) dated April 28, 2008.

Effective August 19, 2008, the information appearing in “Section II – Information about each Portfolio” of the Prospectus regarding the Disclosure of Portfolio Holdings is replaced in its entirety with the following:

Disclosure of Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter end. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the Asset Allocation Portfolios and Zenith Equity Portfolio post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.